SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549



                                   FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934





DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)                  JULY 3, 1997
                                                                  ------------



                            STRAWBRIDGE & CLOTHIER
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





  PENNSYLVANIA                      0-1308                      23-1131660
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(STATE OR OTHER                (COMMISSION FILE             (I.R.S. EMPLOYER
JURISDICTION OF                    NUMBER)                 IDENTIFICATION NO.)
INCORPORATION)



   620 CHESTNUT STREET, SUITE 1070
      PHILADELPHIA, PENNSYLVANIA                                  19106
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)



     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (215) 629-6776
                                                          --------------


                               (NOT APPLICABLE)
        -------------------------------------------------------------
        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS.

         Reference is made to the Press Release dated July 3, 1997, issued by Strawbridge & Clothier, attached as Exhibit 99.1, which is incorporated by reference herein.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  The following exhibit is filed with this report:

         99.1 Press Release dated July 3, 1997, issued by Strawbridge &
         Clothier


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                                  SIGNATURE
                                  ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  STRAWBRIDGE & CLOTHIER


                                  By:  /s/Thomas S. Rittenhouse
                                       ---------------------------------------
                                          Thomas S. Rittenhouse
                                          Vice President





Dated:  July 3, 1997


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                                EXHIBIT INDEX
                                -------------

Exhibit         Description
-------         -----------

 99.1 Press Release, dated July 3, 1997, issued by by Strawbridge & Clothier


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